Exhibit 10.18

CONFIDENTIAL TREATMENT REQUESTED

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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SHIPPING SERVICES CONTRACT

BETWEEN

THE UNITED STATES POSTAL SERVICE

AND

NEWGISTICS, INC.

REGARDING PARCEL RETURN SERVICE

This contract for shipping services is made by and between Newgistics, Inc (“Customer”), an organization incorporated and existing under the laws of Delaware, with its principal office at 2700 Via Fortuna, Suite 300, Austin, TX 78746, and the United States Postal Service (“the Postal Service”), an independent establishment of the Executive Branch of the United States Government established by the Postal Reorganization Act, Public Law 91-375, with its principal office at 475 L’Enfant Plaza, SW, Washington, DC 20260. The Postal Service and Customer are referred to herein collectively as the “Parties” and each as a “Party.”

WHEREAS, it is the intention of the Parties to enter into a shipping services contract that will benefit the Postal Service, the postal system as a whole, and Customer, and that will comply with the requirements of Title 39 United States Code, as amended by the Postal Accountability and Enhancement Act of 2006.

NOW, THEREFORE, the Parties agree as follows:

I.	Terms

The following terms apply as of the effective date, as defined below:

A.	Except to the extent different terms or prices are specified in this contract, applicable provisions of the Domestic Mail Manual (as may be regularly updated by the Postal Service and posted at http://pe.usps.com/text/dmm300/dmm300_landing.htm) and of other postal laws and standards apply to mail tendered under this contract.

B.	This Postal Service will make available to Customer [****], as specified in this contract.

C.	The Postal Service will provide to [****].

D.	The Postal Service will tender all PRS pieces to Customer in the following Postal Service equipment: double stackable gaylords or tall gaylords (72" or higher). Working with the Postal Service, Customer will return equipment to the Postal Service within 30 days.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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E.	To be eligible for the prices and options provided for in this contract, Customer must maintain [****].

F.	To be eligible for the prices and options provided in this contract, Customer must adhere to the following requirements for all PRS pieces, including those for which it pays published prices:

1.	[****]

2.	[****]

3.	Customer will maintain manifest files and transmission reports for 90 days from the time of creation and will make these available for inspection by the Postal Service upon request.

4.	The PRS authorization letter in effect between the Postal Service and Customer, dated June 8, 2010, as may be modified from time to time, continues to apply to Customer’s PRS pieces, except to the extent that different terms are specified in this contact.

G.	Price Calculation.

1.	Contract Years. “Year(s)” or “contract year(s)” refers to the one-year period(s) from November 1 through October 31, unless otherwise specified.

2.	Contract Quarters. “Quarter(s)” or “contract quarter(s)” refers to the periods as follows:

Quarter 1: Nov. 1 – Jan. 31

Quarter 2: Feb. 1 – Apr. 30

Quarter 3: May 1 – Jul. 31

Quarter 4: Aug. 1 – Oct. 31

3.	Base Prices. Beginning on November 7, 2010, customer will pay base prices as follows:

[****]

4.	[****]

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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5.	Potential Contract Extension. If the condition in section 7.a below is met, the contract will extend an additional year through October 31, 2013:

a.	Pickup. At the end of October 2012, the Postal Service will calculate the percentage of total packages picked up from the origin location via a Postal Service carrier. The percent of packages picked up from the origin location via a Postal Service carrier must be [****] or less.

If the condition in section 7.a is not met, Customer must agree to pay a [****] per package fee for each package above the [****] carrier pickup threshold in order for the contract to be extended through October 31, 2013. Customer will notify the Postal Service in writing that it agrees to pay this fee in order to extend the contract for a third year. The Postal Service will then notify Customer in writing whether or not the contract will be extended for a third year.

II.	Regulatory Review and Effective Date

This contract is subject to approval by Postal Service senior management and/or the Governors of the Postal Service, as well as by the Postal Regulatory Commission (“the Commission”). In accordance with Title 39 and the Commission’s Rules of Practice and Procedure, and upon approval of the Postal Service Governors, the Postal Service will make required filings with the Commission. The effective date of this contract shall be the day on which the Commission issues all necessary regulatory approval.

III.	Expiration Date and Termination

This contract shall expire two years from the effective date, unless (1) terminated by mutual agreement in writing, (2) renewed or extended by mutual agreement in writing, (3) superseded by a subsequent written contract between the Parties, (4) ordered by the Commission or a court, or (5) required to comply with subsequently enacted legislation. Either Party may terminate this contract unconditionally and without penalty upon thirty days’ written notice to the other Party.

IV.	Confidentiality

Customer acknowledges that as part of securing approval of this contract, the contract and supporting documentation will be filed with the Postal Regulatory Commission in a docketed proceeding. The Postal Service shall request from the Commission non-public treatment of information that the Postal Service deems to be eligible for protection from public disclosure when it files such material with the Commission, including Customer’s identity, the identity of Customer’s member organizations, the terms of this contract, and supporting data relating to postal costs, prices, and Customer’s shipping profile, including data relating to

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Customer’s member organizations. The Postal Service will redact such information from its public filing. Customer authorizes the Postal Service to determine the scope of information that must be made publicly available in the Commission’s docketed proceeding. Customer further understands that a redacted version of this contract and redacted supporting information will be available on the Commission’s public website, www.prc.gov. At the request of Customer, the Postal Service will notify Customer of the docket number of the Commission proceeding once assigned. Customer has the right, in accordance with the Commission’s rules, to address its confidentiality concerns directly with the Commission. Customer agrees to treat as confidential and not disclose to third parties absent express written consent by the Postal Service any information related to this contract that is determined by the Commission to be non-public.

V.	Appeals

Customer may appeal a Postal Service decision regarding prices, the calculation of prices or rebates, the amount of rebates paid, or other implementation or operational issues under this contract by submitting a written appeal within thirty (30) days of receipt of notification of the determination giving rise to the appeal to: Manager, Pricing and Classification Service Center, 90 Church St. Ste. 3100, New York, NY 10007-2951 ((212) 330-5300 / Fax: (212) 330-5320). The decision of the Manager, PCSC, will be administratively final. Any decision that is not appealed as prescribed becomes the final Postal Service decision.

VI.	Amendments

This contract shall not be amended except expressly, in writing, by authorized representatives of the Parties.

VII.	Assignment

Neither Party may, or shall have the power to, assign its rights under the contract or, delegate its obligations hereunder, without the prior consent of the other; such consent is not to be unreasonably withheld. In addition, in the event that Customer is merged with or into or acquires another entity, pricing under this contract following such merger or acquisition shall apply only to mail sent by the entity existing prior to the merger or acquisition. Following any such merger or acquisition, the parties may negotiate in good faith to extend, modify or enter into a new contract applicable to the merged or acquired entity.

VIII.	Waiver

Any waiver by a party shall not constitute a waiver for any future occurrence. No waiver shall be valid unless set forth in a writing executed by the party waiving such provision.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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IN WITNESS WHEREOF, the Parties hereto have caused this contract to be duly executed as of the day and year first written above.

UNITED STATES POSTAL SERVICE

Signed by:	/s/ Gary C. Reblin

Printed Name:	Gary C. Reblin

Title:	Vice President Shipping Services

Date:	October 18, 2010

NEWGISTICS, INC

Signed by:	/s/ Michael Twomey

Printed Name:	Michael Twomey

Title:	CFO

Date:	October 15, 2010

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